UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Denbury Resources Inc.
(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 24, 2017, for Denbury Resources Inc.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/DNR. To submit your proxy while visiting this site, you will need the 12 digit control number in the shaded gray box below.

Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2017 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 12, 2017.

Company Notice of Annual Meeting
Date:	Wednesday, May 24, 2017
Time:	8:00 A.M. (Central Daylight Time)
Place:	5320 Legacy Drive, Plano, Texas 75024
The purpose of the Annual Meeting is to take action on the following proposals:
The Board of Directors recommends that you vote “FOR” the following.

1.	Election of Directors

Nominees	01 John P. Dielwart	03 Gregory L. McMichael	05 Lynn A. Peterson	07 Randy Stein
	02 Michael B. Decker	04 Kevin O. Meyers	06 Phil Rykhoek	08 Laura A. Sugg

2.	an advisory vote to approve named executive officer compensation;

3.	to hold an advisory vote on the frequency of the stockholder vote to approve named executive officer compensation;

4.
to vote on the amendment and restatement of the Company’s 2004 Omnibus Stock and Incentive Plan, principally to increase the number of reserved shares and for Internal Revenue Code Section 162(m) performance-based compensation qualification;

5.	to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017; and

6.	to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.